UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

b

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 19, 2008

Patriot Scientific Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-22182	84-1070278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6183 Paseo Del Norte, Suite 180, Carlsbad, CA 92011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	760-547-2700

(None)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On May 19, 2008, Patriot Scientific Corporation (the “Company”) and Frederick C. Goerner entered into an Employment Agreement pursuant to which Mr. Goerner will serve as the Interim President and Chief Executive Officer of the Company.

The Company expressly disclaims any obligation to update this press release and cautions that it is only accurate on the date it was presented.  The inclusion of any data or statements in this press release does not signify that the information is considered material.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1           Employment Agreement by and between Patriot Scientific Corporation and Frederick C. Goerner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: May 20, 2008	By:	/s/ Clifford L. Flowers
Clifford L. Flowers, Chief Financial Officer